Exhibit 10.19.8

EIGHTH AMENDMENT TO THE
JANUS 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

The Janus 401(k) and Employee Stock Ownership Plan, as amended and restated effective January 1, 2014 (the “Plan”), is hereby amended, effective as of December 28, 2017, as follows:

1.              Section 7.9 of the Plan is hereby amended in its entirety to read as follows:

7.9. Qualified Reservist Distributions.  This Plan does not permit a Participant to elect a “qualified reservist distribution” as described in Code Section 72(t)(2)(G)(iii), unless a Participant is a former employee of Henderson Global Investors (North America) Inc. and was employed with Henderson Global Investors (North America) Inc. on May 30, 2017.

2.              Except as expressly provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this 11th day of December 2017.

Janus Capital Group Inc.

/s/ Karlene Lacy
Karlene Lacy
Senior Vice President
Taxation & Compensation Accounting

ATTEST: